UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2013

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)
1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On February 18, 2013, the Audit Committee (the “Audit Committee”) of the Board of Directors of Kaman Corporation (the “Company”) approved the dismissal of KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, effective as of the date that KPMG completes its audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2012 (the “2012 Financial Statements”) and the related financial statement schedule, and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012, the issuance of its reports thereon, and the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2011 and 2010 and the related financial statement schedule, and on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 and 2010 did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP’s report on the consolidated financial statements of Kaman Corporation and subsidiaries as of and for the years ended December 31, 2011 and 2010 and on the effectiveness of internal control over financial reporting as of December 31, 2011, contained separate paragraphs stating that (i) “As discussed in Note 2 to the consolidated financial statements, Kaman Corporation and subsidiaries have elected to change their method of accounting for defined benefit pension plan costs”; and (ii) “Kaman Corporation and subsidiaries acquired Target Electronic Supply, Vermont Composites, Inc. and Catching Fluidpower, Inc. (collectively “the acquired companies”) during 2011, and management excluded from its assessment of the effectiveness of Kaman Corporation and subsidiaries' internal control over financial reporting as of December 31, 2011, the acquired companies' internal control over financial reporting associated with total assets of 10% and total revenues of 1% in the consolidated financial statements of Kaman Corporation and subsidiaries as of and for the year ended December 31, 2011. Our audit of internal control over financial reporting of Kaman Corporation and subsidiaries also excluded an evaluation of the internal control over financial reporting of the acquired companies.”

During the years ended December 31, 2011 and 2010 and in the subsequent interim periods through February 18, 2013, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter, dated February 21, 2013, is attached hereto as Exhibit 16.1 (the “KPMG Letter”).

The Company will file an amendment to Item 4.01 of this Form 8-K no later than 4 business days after the filing by the Company of its Annual report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) including KPMG’s audit reports on the 2012 Financial Statements, the related financial statement schedule, and on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012. The amended Item 4.01 will update the disclosures to include the years reflected in the 2012 Financial Statements, KPMG’s audit reports on the 2012 Financial Statements, the related financial statement schedule, and on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012, and any other matters requiring disclosure through the date on which the 2012 Form 10-K is filed with the SEC. Additionally, the Company will ask KPMG to furnish an update to the KPMG Letter addressed to the SEC stating whether or not it agrees with the statements made in the amended Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On February 18, 2013, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2013. In deciding to engage PwC, the Audit Committee reviewed auditor independence and existing commercial relationships with PwC and concluded that PwC has no commercial relationship with the Company that would impair its independence. During the years ended December 31, 2011 and 2010, and in the subsequent interim periods through February 18, 2013, neither the Company nor anyone acting on its behalf has consulted with PwC on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of KPMG LLP dated February 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KAMAN CORPORATION

Date: February 21, 2013	By:	/s/ Shawn G. Lisle
Shawn G. Lisle Senior Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of KPMG LLP dated February 21, 2013